UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 27, 2008
Champion Enterprises, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Michigan

(State or Other Jurisdiction of Incorporation)

1-9751	38-2743168

(Commission File Number)	(IRS Employer Identification No.)

755 W Big Beaver Rd, Suite 1000, Troy, Michigan	48084

(Address of Principal Executive Offices)	(Zip Code)
(248) 614-8200

(Registrant’s Telephone Number, Including Area Code)
2701 Cambridge Court, Suite 300, Auburn Hills, Michigan 48326

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Press Release dated March 27, 2008

Item 8.01.	Other Events.
          On March 27, 2008, Champion Enterprises, Inc. issued a press release announcing its decision to close its manufacturing facility in Silverton, Ore. and idle the last of four plants at its complex in LaGrange, Ind., transferring the LaGrange production to the Company’s nearby facilities in Topeka, Ind. This press release is being furnished pursuant to Item 8.01 of Form 8-K. The full text of the press release is furnished as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
     Exhibits.

Exhibit
Number

99.1
Press Release dated March 27, 2008 announcing Champion Enterprises, Inc.’s decision to close its manufacturing facility in Silverton, Ore. and idle the last of four plants at its complex in LaGrange, Ind., transferring the LaGrange production to the Company’s nearby facilities in Topeka, Ind.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHAMPION ENTERPRISES, INC.

By:	/s/ PHYLLIS A. KNIGHT
Phyllis A. Knight,
Executive Vice President, Treasurer and Chief Financial Officer

Date: March 28, 2008

Index to Exhibits

Exhibit No.	Description

99.1
Press Release dated March 27, 2008 announcing Champion Enterprises, Inc.’s decision to close its manufacturing facility in Silverton, Ore. and idle the last of four plants at its complex in LaGrange, Ind., transferring the LaGrange production to the Company’s nearby facilities in Topeka, Ind.